                                                                   Exhibit 10.33


                                 Genuity Inc.

                                    CONSENT


     By executing this consent, the undersigned hereby consents to being named in the Registration Statement on Form S-1 (333-34342) of Genuity Inc. as a person who is about to become a director of Genuity upon completion of the offering to which the Registration Statement relates.


                                    /s/ Michael T. Masin
                                    ---------------------------
                                    Michael T. Masin